Exhibit 10.6

AGREEMENT TO TERMINATE CONSULTING SERVICES AGREEMENT

THIS AGREEMENT TO TERMINATE CONSULTING SERVICES AGREEMENT (this “Agreement”) is entered into as of March 22, 2011, by and among Shenyang Yanzikou Sports & Entertainment Co., Ltd. (“Party A”), Beijing Shungao Golf Course Management Co., Ltd. (“Party B”, and with Party A collectively referred to as the “Parties”). China Golf Group, Inc (the “Company”) is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, certain Consulting Services Agreement date September 25, 2009 (the “Consulting Agreement”), pursuant to which Party A provides to Party B, on an exclusive basis, consulting services pertaining to general business operation, human resources, and research and development;

WHEREAS, Section 7 of the Consulting Agreement provides that Party A may terminate Consulting Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.           TERMINATION OF THE CONSULTING AGREEMENT AND ITS AMENDMENT.

(1)           Party A hereby terminates the Consulting Agreement and Party B hereby accepts said termination.

B.           GOVERNING LAW.  This Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

PARTY A:

Shenyang Yanzikou Sports & Entertainment Co., Ltd.

By:           /s/ Ye Bi
Name: Ye Bi
Title: Executive Director

PARTY B

Beijing Shungao Golf Course Management Co., Ltd.

By:           /s/ Xiao Bowu
Name: Xiao Bowu
Title: Executive Director

ACKNOWLEDGED BY

China Golf Group, Inc.

By:__/s/Ye Bi_________
Name: Bi Ye
Title: CEO